UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2009

KIT DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25659	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

168 Fifth Avenue, Suite 301
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (646) 502-7484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc.

  May 30, 2009

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2009, our board of directors approved an amendment to Section 1 of Article II of our By-laws to allow us to issue shares of common stock in uncertificated form, in compliance with Nasdaq Capital Market listing requirements.  A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description

3.1	Amendment to By-laws, effective May 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: June 1, 2009	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer